RX FUNDS TRUST
(formerly the American Independence Funds Trust II)
1345 Avenue of the Americas, 2nd Floor
New York, NY  10105
(212) 488-1331

July 17, 2015	VIA ELECTRONIC DELIVERY

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
 Washington, DC 20549

RE:	The Rx Funds Trust (the “Registrant” or “Trust”)
“Sticker” Supplement Pursuant to Rule 497(e) of the Securities Act of 1933, as amended
SEC File Numbers: 811-22878; 333-190593

Dear Sir/Madam:

The interactive data file included as an exhibit to this filing mirrors the risk/return summary information in a supplement, dated June 30, 2015, to the Prospectus dated March 1, 2015, as supplemented through May 26, 2015, for the Rx MAR Tactical Conservative Fund (formerly the American Independence MAR Tactical Conservative Fund), the Rx MAR Tactical Moderate Growth Fund (formerly the American Independence MAR Tactical Moderate Growth Fund), the Rx MAR Tactical Growth Fund (formerly the American Independence MAR Tactical Growth Fund) and the Rx MAR Tactical Aggressive Growth Fund (formerly the American Independence MAR Tactical Aggressive Growth Fund), each a series of the Registrant. Such supplement (accession number: 0001581466-15-000080) is incorporated by reference into this Rule 497 Document (the “Supplement”).

The purpose of this filing is to submit an exhibit containing interactive data format risk/return summary information for the Funds using the eXtensible Business Reporting Language (XBRL).

Sincerely,

/s/ Susan L. Silva

Susan L. Silva
Treasurer and Secretary